Commonwealth Shareholder Services, Inc.
8730 Stony Point Parkway, Suite 205
Richmond, VA 23235

July 16, 2010

VIA EDGAR

U.S. Securities and Exchange Commission
100 F Street, NE
Washington, DC 20549

Re:           The World Funds, Inc. (File Nos. 333-29289 and 811-08255)

Ladies and Gentlemen:

On behalf of the Third Millennium Russia Fund (the "Fund"), a series of The World Funds, Inc. (the "Company"), enclosed for filing pursuant to the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, is a revised definitive proxy statement on Schedule 14A in connection with a special meeting of shareholders of the Fund scheduled to be held on or about August 25, 2010. The meeting is being called for the purpose of soliciting shareholder approval of a new investment advisory agreement between the Company on behalf of the Fund, and Third Millennium Investment Advisors, LLC.

Please contact Karen Shupe at 1-800-527-9500 with any questions or comments.

Sincerely,

/s/John Pasco, III

John Pasco, III

SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN A PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:
[  ]         Preliminary Proxy Statement
[  ]           Confidential,  for  Use of the  Commission  Only  (as  permitted  by
Rule 14a-6(e)(2))
[ X]         Definitive Proxy Statement
[  ]           Definitive Additional Materials
[  ]           Soliciting Material Under Rule 14a-12

THE WORLD FUNDS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)           Title of each class of securities to which transaction applies:
2)           Aggregate number of securities to which transaction applies:
3)           Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
4)           Proposed maximum aggregate value of transaction:
5)           Total fee paid:

[     ] Fee paid previously with preliminary materials.
[     ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)           Amount Previously Paid:
2)           Form, Schedule or Registration Statement No.:
3)           Filing Party:
4)           Date Filed:

THE WORLD FUNDS, INC.
8730 Stony Point Pkwy, Suite 205
Richmond, VA 23235
(800) 527-9525

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF THE
THIRD MILLENNIUM RUSSIA FUND

To be held on August 25, 2010

Dear Shareholder:

Notice is hereby given that a special  meeting of  shareholders  ("Special Meeting")of the Third  Millennium  Russia Fund (the  "Fund"),  a series of The World Funds,  Inc. (the  "Company")  will be held at the offices of the Company, 8730 Stony Point Pkwy, Suite 205, Richmond, VA 23235, on Wednesday, August 25, 2010 at 10:00 a.m., local time, to consider and vote on the following matters:

1	Approval of a new investment advisory agreement between the Fund and Third Millennium Investment Advisors, LLC; and

2.	Transaction of such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

July 9, 2010 has been fixed as the record date for the determination of shareholders  entitled to notice of, and to vote at, the Special  Meeting or any adjournment or  postponement  thereof,  and only  shareholders  of record at the close of  business  on that  date  will be  entitled  to vote.  To  assure  your representation  at the  Special  Meeting,  please  complete,  date  and sign the enclosed  proxy card and return it in the enclosed  envelope  after  reading the accompanying proxy statement.

By Order of the Board of Directors

 /s/ Karen Shupe
Karen Shupe
July 15, 2010                                                                           Secretary

IMPORTANT:  Shareholders  are  cordially  invited  to  attend  the  Special Meeting.  Shareholders who do not expect to attend the Special Meeting in person are requested to complete,  date and sign the enclosed  proxy card and return it promptly in the enclosed envelope. Your prompt return of the enclosed proxy card may save the Fund the necessity and expense of further solicitations to assure a quorum at the  Special  Meeting.  No postage is required if mailed in the United States.  The proxy is revocable and will not affect your right to vote in person if you attend the Special  Meeting.  The  enclosed  proxy is being  solicited on behalf of the Board of Directors of the Fund.

THE WORLD FUNDS, INC.
8730 Stony Point Pkwy, Suite 205
Richmond, VA 23235
(800) 527-9525

PROXY STATEMENT

The accompanying proxy is solicited by the Board of Directors (the "Directors" or the "Board") of The World Funds, Inc.  (the  "Company") on behalf of the Third Millennium Russia Fund  (the “Fund”), a series of  the Company, in  connection  with a special  meeting  of shareholders of the Fund (the "Special Meeting") to be held at  8730 Stony Point Pkwy, Suite 205, Richmond, VA 23235 on Wednesday, August 25, 2010 at 10:00 a.m. , local time.

All properly executed proxies received prior to the Special Meeting will be voted at the Special Meeting in accordance with the instructions marked on the proxy card.  Unless  instructions  to the contrary are marked on the proxy card, proxies  submitted  by holders of the Fund's Class A, Class C and Class I shares of common stock,  par value $0.01 per share  ("Shares")  will be voted "FOR" the Proposal.  The persons named as proxy holders on the proxy card will vote in their discretion on any other matters that may properly come before the Special Meeting or any adjournments or postponements thereof. Any shareholder executing a proxy  has the power to revoke it prior to its  exercise  by  submission  of a properly executed,  subsequently dated proxy, by voting in person, or by written notice to the Secretary of the Fund (addressed to the Secretary at the principal executive  office of the Fund, 8730 Stony Point Pkwy,  Suite 205,  Richmond,  VA 23235). However, attendance at the Special Meeting, by itself, will not revoke a previously submitted proxy. Unless the proxy is revoked, the Shares represented thereby will be voted in accordance with specifications therein.  This Proxy Statement Notice of Special Meeting and proxy card are first being mailed to shareholders on or about July 15, 2010.

Only shareholders or their duly appointed proxy holders can attend the Special Meeting and any adjournment or postponement thereof. To gain admittance, if  you  are a  shareholder  of  record,  you  must  bring  a form  of  personal identification to the Special Meeting,  where your name will be verified against our  shareholder  list.  If a broker or other  nominee holds your shares and you plan to  attend  the  Special  Meeting,  you  should  bring a  recent  brokerage statement  showing your  ownership of the Shares,  as well as a form of personal identification.  If you are a beneficial owner and plan to vote at the Special Meeting, you should also bring a proxy card from your broker.

The Shares are the only outstanding voting securities of the Fund.  The record date for determining  shareholders entitled to notice of, and to vote at, the Special  Meeting and at any  adjournment  or  postponement  thereof has been fixed at the close of business  on July 9, 2010,  and each  shareholder  of record at that time is  entitled  to cast one vote for each Class A, Class C and Class I shares  registered  in his or her name.  As of July 9, 2010, the following Shares were outstanding and entitled to be voted:

Share Class	Shares Outstanding

Class A	1,663,141.534
Class C	95,713.546
Class I	828,535.624

The Fund will furnish, without charge, a copy of the Fund's annual report for its fiscal year ended August 31, 2009, and the Fund’s semi-annual report for the period ended February 28, 2010, to any Fund shareholder upon request. To request a copy, please call 1-800-527-9525 or write to the Fund at 8730 Stony Point Pkwy, Suite 205, Richmond, VA 23235.

PROPOSAL:
APPROVAL OF THE NEW ADVISORY AGREEMENT

The Board of Directors is proposing that shareholders approve a new investment advisory agreement (the "New Advisory Agreement") to be entered into between the Fund and Third Millennium Investment Advisors, LLC (the "Adviser" or “TMIA”).  The New Advisory Agreement is attached as Appendix B to this Proxy Statement. As described below, the New Advisory Agreement is identical to the current investment advisory agreement with the Adviser, dated November 9, 2007 the "Current Advisory Agreement"), except for technical amendments arising from changes in the date of its execution and effectiveness.

The New Advisory Agreement is being proposed to shareholders because the Adviser proposes to undergo a change in ownership structure (the "Transaction") that will result in a partial change in control of the Adviser.  Under the Investment Company Act of 1940, as amended ("1940 Act"), a change in ownership structure of the Adviser that results in a change of control will result in an automatic termination of the Current Advisory Agreement. In order for the Fund to enter into the New Advisory Agreement that will take effect upon termination of the Current Advisory Agreement, shareholder approval of the New Advisory Agreement is required. If the Transaction does not occur, the termination of the Current Advisory Agreement will not occur and the New Advisory Agreement will not be entered into, even if it has been approved by the Fund's shareholders.

This proposal sets forth information about the Adviser and the Transaction, a summary of the Current and New Advisory Agreements, and a discussion of the factors considered by the Board of Directors when it approved the New Advisory Agreement.

Change in Ownership Structure of the Adviser

The Adviser is a Delaware limited liability company that is registered as an investment adviser with the U.S. Securities and Exchange Commission. The Adviser is located at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235.  Currently, Commonwealth Capital Management, LLC (“CCM”) owns 68% of the outstanding interests of the Adviser and James L. Melcher owns 32% of the Adviser.  CCM is the investment adviser to another series of the Company.  John Pasco, III, who is Chairman and Chief Executive Officer of the Fund and is the Chairman, Director and President of the Company, owns CCM.  Mr. Pasco is considered to be a “interested Person” as that term is defined in the 1940 Act with respect to the Company for the following reasons:  1)  he is an officer of the Company; 2) he owns CCM; and 3) he owns or controls several of the Company’s service providers, including Commonwealth Shareholder Services, Inc., the Company’s Administrator, First Dominion Capital Corp (“FDCC”), the Company’s Principal Underwriter and Commonwealth Fund Services, Inc., the Company’s Transfer and Dividend Disbursing Agent.

CCM has entered into an agreement with John T. and Susan Connor (the “Connors”), formerly partial owners of the Adviser, to transfer forty percent of the interests in TMIA from CCM to the Connors.  Mr. Connor is currently the Adviser’s principal investment officer.  A portion of the interests in TMIA that are presently held by CCM were acquired from the Connors in January, 2008.  CCM paid cash and entered into certain notes in payment of the purchase price of the interests in TMIA.  The consideration that will be paid by the Connors for the interests that they will receive in the Transaction will consist of the release of the notes and obligations, including certain accrued interest, that were incurred by CCM in connection with the 2008 acquisition.

Pursuant to the terms of the Transaction, upon consummation of the Transaction, the Connors will directly own 40% of the Adviser.  As a result of the transaction, the Connors will be deemed to become a party that “controls” the Adviser, as that term is defined in the 1940 Act.  This change in ownership structure of the Adviser constitutes an “assignment” under the 1940 Act and will result in the automatic termination of the current advisory agreement.  Accordingly, the New Advisory Agreement is being proposed for approval by the Fund’s shareholders, to take effect at the time of the transfer of the shares of the Adviser to the Connors.

The Transaction is not expected to result in a reduction in the type or quality of services that the Adviser provides to the Fund or have any adverse impact on the Fund. The Transaction will not result in a change in the fees payable to the Adviser, in the personnel or operations of the Adviser, or in any changes in the investment approach of the Adviser with respect to the Fund. Following the Transaction, Mr. Connor will continue to serve as portfolio manager for the Fund.  The members of TMIA (Mr. Melcher and CCM) have also advised the Company that upon consummation of the Transaction, Mr. Connor will be elected to serve as the Managing Member of TMIA, a position he held at various times prior to the transfer of the interests held by the Connors to CCM in 2008.

The Directors have been advised that, in connection with carrying out the Transaction, CCM intends to rely on Section 15(f) of the 1940 Act which provides a non-exclusive safe harbor for an investment adviser to an investment company, and any of the investment adviser's affiliated persons (as defined in the 1940 Act) to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met.

First, for a period of three years after the Transaction, at least 75% of the Directors must be persons who are not "interested persons" (as defined in Section 2(a)(19) of the 1940 Act) of the predecessor or successor adviser. The Fund intends to comply with this 75% requirement with respect to the Directors for the three year period following the Transaction.

The second condition of Section 15(f) is that, for a period of two years following theTransaction, there must not be imposed on the Fund any "unfair burden" as a result of the Transaction or any express or implied terms, conditions or understandings related to it. An "unfair burden" would include any arrangement whereby an adviser, or any interested person of the adviser, would receive or be entitled to receive any compensation, directly or indirectly, from the Fund or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the Fund (other than bona fide ordinary compensation as principal underwriter for the Fund). In this regard, the Directors noted that no special compensation arrangements were contemplated in connection with the Transaction.

Principal Executive Officers of the Adviser

The names and principal occupations of the principal executive officers of the Adviser are provided below:

Name and address*	Position with Adviser	Principal Occupation(s)

John Pasco, III	Managing Member
Chairman, Director and President of the Company; Treasurer and Director of Commonwealth Shareholder Services, Inc.; President and Director of First Dominion Capital Corp., Commonwealth Fund Services, Inc. and Commonwealth Fund Accounting, Inc.;   Managing Member of Commonwealth Capital Management, LLC.

James L. Melcher	Member	President of Balestra Capital, an asset management firm.
David D. Jones, Esq.	Chief Compliance Officer
Co-Founder and Managing Member of Drake Compliance, LLC (compliance consulting firm) since 2004; founder and controlling shareholder of David Jones & Associates (law firm) since 1998; President and Chief Executive Officer of Citco Mutual Fund Services, Inc. (investment company service providers) from 2001 to 2003.

 * The address for each of the officers is: 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235

John Pasco, III serves as the Chairman and Chief Executive Officer of the Fund and is a Director of the Company.

The Current Advisory Agreement and the New Advisory Agreement

The following is a comparison of the material aspects of the Current Advisory Agreement and the New Advisory Agreement. For a complete understanding of the New Advisory Agreement, please refer to the form of New Advisory Agreement provided as Exhibit A.

The Directors, including a majority of the Independent Directors, approved the New Advisory Agreement at an in-person meeting held on May 20, 2010, subject to approval by the Fund's shareholders. The Current Advisory Agreement is dated November 9, 2007 and was last approved by the Board of Directors, including a majority of the Independent Directors on August 21, 2009. The Current Advisory Agreement was last approved by shareholders at the meeting scheduled for November 29, 2007 for the purpose of approving a change of control of the Adviser. The Current Advisory Agreement and the New Advisory Agreement are identical except for technical amendments arising from changes in the date of the New Advisory Agreement's execution and its effectiveness and certain other non-material changes. Upon shareholder approval, the New Advisory Agreement will take effect once the Transaction is consummated. The New Advisory Agreement will have an initial two-year term and can be renewed for successive 12-month periods, subject to annual approval in conformity with the 1940 Act (i.e., approval by the Board of Directors or by vote of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act) and, in either event, by the vote cast in person of a majority of Independent Directors). It can also be terminated, without penalty, by the Board or a vote of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act) upon 60 days' written notice, or by the Adviser upon 60 days' written notice.

Under the terms of the Current Advisory Agreement and the New Advisory Agreement, the Adviser is paid a monthly fee, which accrues daily at an annual rate equal to 1.75% on the first $125 million of the Fund's average daily net assets, 1.50% on assets in excess of $125 million and not more than $250 million, and 1.25% on assets over $250 million. In exchange, the Adviser provides an investment program for the Fund, makes the day-to-day investment decisions for the Fund, and generally manages the Fund's investments in accordance with the Fund's investment objectives and policies, subject to the general supervision of the Directors. In the interest of limiting the other expenses of the Fund, the Adviser, has entered into a contractual expense limitation agreement with the Company. Pursuant to that agreement, the Adviser has agreed to waive fees and/or assume other expenses so that the ratio of total annual operating expenses of the Fund's Class A, Class C and Class I shares is limited to 2.75%, 3.50% and 2.50%, respectively. This limit does not apply to interest, taxes, brokerage commissions, other expenditures capitalized in accordance with generally accepted accounting principles or other extraordinary expenses not incurred in the ordinary course of business. The total amount of reimbursement recoverable by the Adviser is the sum of all fees previously waived or reimbursed by the Adviser to the Fund during any of the previous five years, less any reimbursement previously paid by the Fund to the Adviser with respect to any waivers, reductions, and payments made with respect to the Fund.

The current expense limitation agreement will expire on December 31,2010. In connection with the New Advisory Agreement, the Adviser will enter into a new expense limitation agreement with the Company to limit the Fund's expenses to the expense levels and under the same terms and conditions provided above for a period of three years from the date of the New Advisory Agreement. The new expense limitation agreement will continue in effect from year to year thereafter provided that its continuance is specifically approved by the Board. The new expense limitation agreement may be terminated by either party upon 90 days' prior written notice.

The Current Advisory Agreement and the New Advisory Agreement authorize the Adviser to select brokers and dealers to effect all portfolio transactions for the Fund and direct the Adviser to use its best efforts to obtain for the Fund the most favorable overall terms and best execution when placing any orders for the purchase or sale of investments for the Fund. Subject to policies and procedures approved by the Board and the requirements of Section 28(e) of the Securities Exchange Act of 1934, the Adviser may pay a broker a commission in excess of that which another broker might have charged for effecting the same transaction if the Adviser determines, in good faith, that such amount of commission is reasonable in relationship to the value of the brokerage or research services provided.

The Current Advisory Agreement and the New Advisory Agreement provide that the Adviser will pay all expenses incurred by it in connection with its advisory services to the Fund. The Fund bears all expenses incurred in the Fund's operations and the offering of securities. Expenses borne by the Fund include, among others: brokerage and other expenses of executing portfolio transactions; legal and audit expenses; taxes; governmental fees; fees of custodians, transfer agents, registrars or other agents; expenses of registering and qualifying Fund shares for sale under applicable federal laws and maintaining such registrations and qualifications; expenses of printing and mailing prospectuses, proxy statements, and other reports to the Fund's shareholders; costs of stationery; and costs of shareholders and other meetings of the Fund.

The Current Advisory Agreement and the New Advisory Agreement provide that the Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the respective agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence on the part of the Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under the respective agreement.

Compensation

Under the Current Advisory Agreement, the monthly compensation paid to the Adviser is accrued daily at an annual rate of 1.75% on the first $125 million of the Fund's average daily net assets, 1.50% on assets in excess of $125 million and not more than $250 million, and 1.25% on assets over $250 million. For the fiscal year ended August 31, 2009, the Adviser received from the Fund $767,897 in fees, of which $242,545 was waived, for its advisory services performed under the Current Advisory Agreement.

The Directors' Considerations and Recommendations

At its meeting held on May 20, 2010, the Directors considered the approval of the New Advisory Agreement. In preparation for the meeting, the Directors requested and reviewed a wide variety of information from the Adviser, including written materials provided by the Adviser regarding: (i) the nature, extent and quality of the services to be provided by the Adviser; (ii) the investment performance of the Fund and the Adviser; (iii) the costs of the services to be provided and profits to be realized by the Adviser and its affiliates from the relationship with the Fund; (iv) the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of Fund investors, as discussed in further detail below. In approving the New Advisory Agreement and determining to submit it to shareholders for approval, the Directors considered many factors, including the following:

(i)           The nature, extent and quality of services to be provided by the Adviser. The Directors reviewed the services that the Adviser would continue to provide to the Fund, including, but not limited to, making the day-to-day investment decisions for the Fund, and generally managing the Fund's investments in accordance with the stated investment objective and policies of the Fund. The Directors received information concerning the investment philosophy and investment process to be applied by the Adviser in managing the Fund. The Directors also discussed the portfolio management and investment strategy of the Fund and the type of investments that would be made on behalf of the Fund. Additionally, the Directors considered the level of experience in Russian securities and the background of the Fund's portfolio manager, noting that he recently has been rated as one of the top investment managers by a well-known investment publication. The Board also discussed enhancements that the Adviser plans to make in its compliance program. On this basis, the Board concluded that it was satisfied with the nature, extent and quality of the services to be provided by the Adviser.

(ii)           Investment performance of the Fund and the Adviser. Based on discussions with a representative of the Adviser, the Directors considered the Fund's performance compared to benchmark indices and other similar mutual funds for various trailing periods. The Directors considered that the Fund was managed with an effort to produce less volatility than its peers, noting that the Fund's performance was within the range of its peer group, and concluded that they were satisfied with the investment performance of the Fund. On the basis of the Directors' assessment of the nature, extent and quality of advisory services to be provided or procured by the Adviser, the Directors concluded that the Adviser is capable of generating a level of investment performance that is appropriate in light of the Fund's investment objective, policies and strategies and competitive with many other investment companies.

(iii)           Consideration of advisory fee; Cost of the services to be provided and profits to be realized by the Adviser from the relationship with the Fund. Next, the Directors considered the level of advisory fees paid by the Fund and profitability of the Adviser. As part of their analysis, the Directors discussed the advisory fee and expense estimates of the Fund, noting that the proposed investment advisory fee is the same as is in place under the Current Advisory Agreement. In reviewing the proposed investment advisory fee, the Directors considered fees paid by other open-end funds of comparable size and investment objective, noting that the advisory fee proposed to be received by the Adviser was comparable to fees charged to similar funds. The Directors also considered the financial results and profitability of the Adviser under the Current Advisory Agreement,. Based on such information, the Directors concluded that the advisory fee and the overall expense ratio of the Fund are generally consistent with industry averages and otherwise fair and reasonable in light of the services provided by the Adviser.

(iv)           The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale. Both the Current Advisory Agreement and the New Advisory Agreement provide for breakpoints in the advisory fee should Fund assets meaningfully grow, and the Board concluded that the advisory fees appropriately reflect the Fund's current size, the current economic environment of the Adviser, and the competitive nature of the investment company market. The Directors therefore concluded that they were satisfied with the fee levels under the New Advisory Agreement.

(v)           Other considerations. The Board also determined that the Adviser had made a significant entrepreneurial commitment to the management and success of the Fund, reflected by the Adviser's expense limitation and fee waiver arrangement with the Fund, which have resulted in the Adviser waiving a substantial amount of advisory fees for the benefit of shareholders. The Board also considered that the Adviser has agreed to continue its expense limitation agreement for an additional three years following the Transaction.

Based on these considerations, the Board approved the New Advisory Agreement and voted to recommend the New Advisory Agreement to shareholders for approval. In the event that the New Advisory Agreement is not approved by shareholders, the Directors will consider what other action is appropriate based upon their determination of the best interests of the shareholders of the Fund. If the New Advisory Agreement is approved by shareholders but the Transaction does not occur, the termination of the Current Advisory Agreement will not occur and the New Advisory Agreement will not be entered into by the Fund.

Required Vote

The approval of the New Advisory Agreement requires the affirmative vote of a majority of the Fund's outstanding voting securities, which, for these purposes, means the vote (i) of 67% or more of the voting securities present at the Special Meeting or represented by proxy, if the holders of more than 50% of the outstanding voting securities of the Fund are present at the Special Meeting or represented by proxy, or (ii) of more than 50% of the outstanding voting securities of the Fund, whichever is less.

The Fund's Board of Directors, including the Independent Directors, recommends that shareholders vote "For" approval of the New Advisory Agreement under the Proposal. Unmarked proxies will be so voted.

VOTING AND OTHER INFORMATION

Voting Requirements

A quorum for the transaction of business at the Special Meeting is constituted by the presence in person or by proxy of holders of a majority of the outstanding shares of the Fund. If a proxy is properly executed and returned accompanied by instructions to withhold authority, or is marked with an abstention, the shares represented thereby will be considered to be present at the Special Meeting for purposes of determining the existence of a quorum.

Under Maryland law, abstentions do not constitute a vote "for" or "against" a matter. Broker "non-votes" (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be deemed to be abstentions. Since the approval of the Proposal requires an affirmative vote as described above, abstentions and brokers "non-votes" will have the same effect as casting a vote against the Proposal.

An abstention as to approval of the New Advisory Agreement will be treated as present and will have the effect of a vote "Against" the Proposal. Proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on the Proposal will be treated as present and will not be voted with respect to the Proposal and will have the effect of a vote "Against" approval of the New Advisory Agreement in the Proposal.

Adjournment

If a quorum is not present in person or by proxy at the time the Special Meeting is called to order, the chairman of the Special Meeting or the shareholders may adjourn the Special Meeting. The vote required to adjourn the Special Meeting is a majority of all the votes cast on the matter by shareholders entitled to vote at the Special Meeting who are present in person or by proxy. In such a case, the persons named as proxy holders will vote all proxies in favor of the adjournment. If a quorum is present but there are not sufficient votes to approve the Proposal, the chairman of the Special Meeting may adjourn the Special Meeting or the persons named as proxy holders may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. The vote required for shareholders to adjourn the Special Meeting is a majority of all the votes cast on the matter by shareholders entitled to vote at the Special Meeting who are present in person or by proxy. In such a case, the persons named as proxy holders will vote those proxies which they are entitled to vote in favor of the Proposal "FOR" the adjournment, and will vote those proxies required to be voted against the Proposal "AGAINST" the adjournment and abstentions will not be voted either for or against the adjournment. Broker non-votes will be excluded from any vote to adjourn the Special Meeting and, accordingly, will not effect the outcome of the vote.

Other Service Providers

The Fund's administrator is Commonwealth  Shareholder  Services,  Inc., and its principal  underwriter  is First Dominion  Capital  Corp.,  each of which is located at 8730 Stony Point Pkwy, Suite 205, Richmond, Virginia 23235.

Expenses

The expense of preparation, printing and mailing of the enclosed proxy card and accompanying Notice of Special Meeting and Proxy Statement will be borne by the Adviser. In order to obtain the necessary quorum at the Special Meeting, supplementary solicitation may be made by mail, telephone, telegraph or personal interview. Such solicitation may be conducted by, among others, officers, Directors and employees of the Fund, or the Adviser.

Solicitation and Voting of Proxies

Solicitation of proxies is being made primarily by the mailing of this Proxy Statement with its enclosures on or about July 15, 2010. As the Special Meeting date approaches, certain shareholders of the Fund may receive a call from officers and regular employees of the Adviser or the Fund if the Fund has not yet received their vote.   Proxies that are obtained telephonically will be recorded in accordance with procedures that the Fund believes are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately determined.

Any proxy given by a shareholder is revocable. A shareholder may revoke the accompanying proxy at any time prior to its use by submitting a properly executed, subsequently dated proxy, giving written notice to the Secretary of the Fund, or by attending the Special Meeting and voting in person.

Ownership of Securities

As of July 9, 2010, the Fund's Directors and executive officers, as a group, owned less than 1% of the Fund's outstanding Shares. The information as to ownership of securities which appear below is based on statements furnished to the Fund by its Directors and executive officers.

Beneficial Ownership

The following table provides certain information as of July 9, 2010, the record date for the Special Meeting, with respect to those persons known to the Fund to be the beneficial owners of more than 5% of the outstanding shares of the Fund:

Names and Address	Number of Shares Beneficially Owned	Percent of Class

Class A Shares
Charles Schwab FBO Our Clients ATTN: Mutual Funds San Francisco, CA 94104-4175	877,312.013	52.75%
TD Ameritrade, Inc. FBO Our Clients P.O. Box 2226 Omaha, NE 68103-2226	168,056.271	10.10%
Pershing, LLC P. O. Box 2052 Jersey City, NJ NFSC, LLC 6865 Riveredge Dr. Titusville, FL 32780	89,746.085 128,272.614	5.40% 7.71%
Class C Shares
Dennis Fedechko
11 Maple St.
Glewood Landing, NY 11547

NFSC
3621 Glashields Way
Apex, NC 27539

Pershing LLC
P. O. Box 2052
Jersey City, NJ 07303

First Clearing, LLC
995 N IL Route 21
Gurnee, IL 60031

E Trade Clearing LLC
P. O. Box 989030
W. Sacramento, CA 95798
	5,401.303 20,225.081 5,646.659 8,840.884 7,708.007	5.64% 21.13% 5.90% 9.24% 8.05%

Class I Shares
NFSC LLP FEBO CGF Transaction Account Attn: Szanne Keohane 200 Seaport Blvd., ZE7B Boston, MA 02210	788,464.449	95.16%

Shareholder Proposals

The Company does not hold annual or regular meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting of the shareholders of the Company should send their written proposals to the Secretary of the Company, 8730 Stony Point Pkwy, Suite 205, Richmond, VA 23235.

OTHER MATTERS

The proxy holders have no present intention of bringing before the Special Meeting for action any matters other than those specifically referred to above, nor has the management of the Fund any such intention. Neither the proxy holders nor the management of the Fund is aware of any matters which may be presented by others. If any other business properly comes before the Special Meeting, the proxy holders intend to vote thereon in accordance with their best judgment.

By Order of the Board of Directors

Karen Shupe
July 15, 2010                                                                    Secretary

Please complete, date and sign the enclosed proxy and return it promptly in the enclosed reply envelope. NO POSTAGE IS REQUIRED if mailed in the United States.

A copy of the Fund's Annual Report for the fiscal year ended August 31, 2009 and a copy of the Fund’s Semi-Annual Report for the period ended February 28, 2010 is available without charge upon request by writing the Fund at 8730 Stony Point Pkwy, Suite 205, Richmond, VA 23235 or telephoning it at 1-800-527-9525.

                                                                       EXHIBIT A
FORM OF:

INVESTMENT ADVISORY AGREEMENT

Investment Advisory Agreement (the "Agreement") dated this _____ day of ______________, 2010  by and between THE WORLD FUNDS, INC., a Maryland  corporation (herein called the "Fund"),  and THIRD  MILLENNIUM  INVESTMENT  ADVISORS  LLC, a  Delaware  Limited Liability  Company (the  "Advisor") a registered  investment  adviser  under the Investment Advisers Act of 1940, as amended.

WHEREAS,  the Fund is registered as an open-end  management  investment  company under  the  Investment  Company  Act of  1940,  as  amended  (the  "1940  Act"), consisting of several series of shares, each having its own investment policies; and;

WHEREAS,  the Fund desires to retain the Advisor to furnish investment  advisory and  management  services  to  certain  portfolios  of the Fund,  subject to the control  of the  Fund's  Board of  Directors,  and the  Advisor is willing to so furnish such services;

NOW,  THEREFORE,  in  consideration  of the premises and mutual covenants herein contained, and intending to be bound, it is agreed between the parties hereto as follows:

1.           Appointment.     The Fund hereby appoints the Advisor to act as the adviser to the THIRD MILLENNIUM  RUSSIA FUND series of the Fund (the "Portfolio") for the  period  and on the  terms set forth in this  Agreement.  The  Advisor accepts such  appointment  and agrees to furnish the  services  herein set forth, for the compensation herein provided.

2.           Duties of the  Advisor.      The Fund  employs  the  Advisor  to manage the investments and reinvestment of the assets of the Portfolio, and to continuously review,  supervise,  and administer the investment program of the Portfolio,  to determine in its  discretion  the securities to be purchased or sold, to provide the Fund and Commonwealth  Shareholder Services, Inc. (the "Administrator") with records  concerning  the Advisor's  activities  which the Fund is  required  to maintain,  and to render  regular  reports to the Fund's  Officers  and Board of Directors and to the  Administrator  concerning  the Advisor's  discharge of the foregoing responsibilities.

The Advisor shall discharge the foregoing  responsibilities subject to the control of the  Fund's  Board of  Directors  and in  compliance  with such policies as the Board may from time to time  establish,  and in compliance with the  objectives,  policies,  and limitations for the Portfolio as set forth in its  Prospectus  and  Statement  of  Additional  Information,  as amended from time to time, and applicable laws and  regulations.  The Fund will  instruct  each of its agents and  contractors  to  co-operate in the conduct of the business of the Portfolio.

The Advisor  accepts such  employment and agrees,  at its own expense,  to render the  services  and to provide the office  space,  furnishings,  and equipment and the personnel  required by it to perform the services on the terms and for the compensation provided herein.

3.           Portfolio Transactions.               The Advisor is authorized to select the brokers and dealers that will execute the  purchases  and sales of portfolio  securities for the  Portfolio  and is directed  to use its best  efforts to obtain the best price and  execution for the Portfolio's  transactions  in accordance  with the policies  of the Fund  as set  forth  from  time  to  time  in the  Portfolio's Prospectus  and Statement of Additional  Information.  The Advisor will promptly communicate to the Fund and to the  Administrator  such information  relating to portfolio transactions as they may reasonably request.

It is understood that the Advisor will not be deemed to have acted unlawfully,  or to have  breached  a  fiduciary  duty to the Fund or be in breach  of any  obligation  owing to the Fund  under  this  Agreement,  or otherwise,  by reason of its having  directed a securities  transaction on behalf of the Fund to an unaffiliated broker-dealer in compliance with the provisions of Section 28(e) of the  Securities  Exchange Act of 1934 or as described from time to time by the Portfolio's Prospectus and Statement of Additional Information.  Subject to the foregoing,  the Advisor may direct any  transaction of the Portfolio to a broker which is affiliated with the Advisor in accordance  with,  and subject to, the policies and  procedures approved  by the Board of  Directors  of the Fund  pursuant  to Rule 17e-1 under the 1940 Act. Such brokerage  services are not deemed to be provided under this Agreement.

4.           Compensation of the Advisor.                         For the  services  to be  rendered  by the Advisor under this Agreement,  the Portfolio shall pay to the Advisor, and the Advisor  will accept as full  compensation  a fee,  accrued  daily and payable as accrued,  at an annual  rate of 1.75% on the first  $125  million of assets; 1.50% on assets in excess of $125 million and not more than $250  million; and 1.25% on assets over $250 million.

All rights of compensation  under this Agreement for services performed as of the termination date shall survive the termination of this Agreement.

5.           Expenses.                 During the term of this Agreement, the Advisor will pay all expenses incurred by it in  connection  with the  management of the Fund.  Notwithstanding  the foregoing,  the Portfolio  shall pay the expenses and costs of the Portfolio for the following:

a)           Taxes;
b)           Brokerage fees and commissions with regard to portfolio transactions;
c)           Interest charges, fees and expenses of the custodian of the securities;
d)           Fees and expenses of the Fund's transfer agent and the Administrator;
e)           Its proportionate share of auditing and legal expenses;
f)           Its  proportionate  share  of the  cost  of  maintenance  of  corporate existence;
g)           Its  proportionate  share of  compensation of directors of the Fund  who are  not  interested  persons  of the  Advisor as that term is defined by law;
h)           Its proportionate share of the costs of corporate meetings;
i)            Federal and State registration fees and expenses incident to the sale of shares of the Portfolio;
j)            Costs  of  printing  and  mailing  Prospectuses  for the  Portfolio's shares, reports and notices to existing shareholders;
k)	The Advisory fee payable to the Advisor, as provided in paragraph 4 herein;
l)            Costs of recordkeeping  (other than investment records required to be maintained by the Advisor), and daily pricing;
m)           Distribution expenses in accordance with any Distribution Plan as and if approved by the shareholders of the Portfolio; and
n)           Expenses  and taxes  incident  to the  failure  of the  Portfolio  to qualify as a regulated investment company under the provisions of the
Internal  Revenue  Code of 1986,  as amended,  unless  such  expenses and/or taxes arise from the negligence of another party.

6.           Reports.                      The Fund and the  Advisor  agree to  furnish to each  other, if applicable,  current  information  required  for the  preparation  by such parties of  prospectuses,  statements  of  additional  information,  proxy statements,  reports to shareholders,  certified copies of their financial statements,  and to  furnish to each  other  such  other  information  and documents with regard to their affairs as each may reasonably request.

7.           Status of the Advisor.                    The services of the Advisor to the Fund are not to be deemed exclusive, and the Advisor shall be free to render similar services to others so long as its services to the Fund are not impaired thereby.  Pursuant to comparable agreements,  the Fund may also retain the services of the Advisor to serve as the investment advisor of other series of the Fund.

8.           Books and Records.                        In compliance with the  requirements of the 1940 Act, the Advisor hereby agrees that all records which it maintains for the Fund are the property of the Fund, and further agrees to surrender  promptly to the Fund any of such records upon the Fund's request.  The Advisor further agrees to preserve  for the periods  prescribed  by the 1940 Act,  and the rules or orders thereunder,  the records required to be maintained by the 1940 Act.

9.           Limitation of Liability of Advisor.                           The duties of the Advisor shall be confined to those expressly set forth herein,  and no implied duties are assumed by or may be asserted  against the Advisor  hereunder.  The Advisor shall not be liable for any error of judgment  or mistake of law or for any loss  suffered by the Fund in connection  with the performance of this  Agreement,  except a loss resulting  from a breach of  fiduciary  duty with  respect  to the  receipt  of compensation  for services or a loss  resulting  from willful  misfeasance,  bad faith or negligence on the part of the Advisor in the  performance of its duties or from  reckless  disregard  by it of its  obligations  and  duties under this Agreement.  (As  used in this  Paragraph  9, the term "Advisor"  shall  include directors, officers, employees and other corporate agents of the Advisor as well as that corporation itself).

10.           Permissible Interests.                               Directors, agents, and shareholders of the Fund are or may be interested in the Advisor (or any successor thereof) as directors, officers,  or  shareholders,  or otherwise;  directors, officers,  agents,  and shareholders  of the Advisor are or may be interested in the Fund as directors, officers,  shareholders  or otherwise;  and the Advisor (or any successor) is or may be  interested in the Fund as a  shareholder  or  otherwise.  In  addition, brokerage transactions for the Fund may be effected  through  affiliates of the Advisor if approved by the Fund's Board of  Directors,  subject to the rules and regulations  of the  Securities  and Exchange  Commission, and the policies and procedures adopted by the Fund.

11.           License of Advisor's  Name.                          The Advisor hereby  authorizes the Fund to use the name "Third Millennium Russia Fund" for the Portfolio. The Fund agrees that if this Agreement is terminated it will promptly re-designate the name of the Portfolio to eliminate any reference to the name "Third  Millennium Russia  Fund" or any  derivation  thereof  unless the Advisor  waives this requirement in writing.

12.           Duration and Termination.                             This Agreement shall become effective on the date first above  written  subject to its  approval by the shareholders  of the Portfolio and unless sooner  terminated as provided  herein,  shall  continue in effect for two (2) years from that date.  Thereafter,  this  Agreement  shall be renewable for successive periods of one year each,  provided such continuance is specifically approved annually (a) by the vote of a majority of those members of the Fund's  Board  of  Directors  who are not  parties  to  this  Agreement or interested  persons of any such party (as that term is defined in the 1940 Act), cast in person at a meeting  called for the purpose of voting on such  approval, and (b) by vote of  either  the  Board  of Directors  or of a  majority  of the outstanding  voting  securities (as that term is defined in the 1940 Act) of the Portfolio.  Notwithstanding  the foregoing,  this Agreement may be terminated by the  Portfolio  or by the Fund at any time on sixty  (60) days  written notice, without the payment of any penalty, provided that termination must be authorized either by vote of the Fund's  Board of Directors or by vote of a majority of the outstanding  voting  securities of the Portfolio or by the Advisor on sixty (60) days written notice. This Agreement will automatically terminate in the event of its assignment (as that term is defined in the 1940 Act).

13.           Amendment  of  this  Agreement.                         No  provision  of this  Agreement  may be changed,  waived,   discharged  or  terminated  orally,  but  only  by  an instrument in writing signed by the party against which enforcement of the change, waiver,  discharge or termination is sought. No material amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the Portfolio's outstanding voting securities (as defined in the 1940 Act).

14.           Notice.                      Any notice  required or  permitted to be given by either party to the other shall be deemed  sufficient  if sent by  registered or certified mail,  postage prepaid,  addressed by the party giving notice to the other party at the  address  stated  below,  or at such other  address as either party may advise in writing:

a)           To the Fund at:                                           8730 Stony Point Pkwy, Suite 205
        Richmond, VA 23235

b)           To the Advisor at:                                8730 Stony Point Pkwy, Suite 205
        Richmond, VA 23235

15.           Miscellaneous.                        The captions in  this  Agreement  are  included  for convenience  of  reference  only  and  in no  way  define  or  limit any of the provisions  hereof or otherwise  affect  their  construction or effect.  If any provision of this Agreement  shall be held or made invalid by a court  decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby.  This Agreement  shall be binding and shall inure to the benefit of the parties hereto and their respective successors.

16.           Applicable Law.                       This Agreement shall be construed in accordance  with, and governed  by,  the  laws of the  State  of  Maryland,  and the  applicable provisions of the 1940 Act. To the extent that the applicable  laws of the State of Maryland,  or any of the  provisions  herein,  conflict  with the applicable provisions of the 1940 Act, the latter shall control.

17.           This Agreement may be executed in two or more counterparts, each of which, when so executed, shall be deemed to be an original, but such counterparts shall together constitute but one and the same instrument.

IN WITNESS  WHEREOF,  the  parties  hereto have  caused  this  instrument  to be executed by their officers  designated  below as of the day and year first above written.

THIRD MILLENNIUM INVESTMENT ADVISORS, LLC

BY: ___________________________
John T. Connor
Managing Member

THE WORLD FUNDS, INC.

BY:____________________________
John Pasco, III
Chairman

PROXY

THE WORLD FUNDS, INC.
8730 Stony Point Pkwy, Suite 205
Richmond, VA 23235
Special Meeting of Shareholders of Third Millennium Russia Fund,
a series of The World Funds, Inc.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS for use at a Special Meeting of Shareholders to be held at the address of the Fund, 8730 Stony Point Pkwy, Suite 205, Richmond, VA 23235, on Wednesday, August 25, 2010, local time, or any adjournments thereof.

The undersigned hereby appoints Karen Shupe and Lori Martin and each of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated Special Meeting, and at all adjournments and postponements thereof, all Class A, Class C and Class I shares of common stock, par value $0.01 per share of Third Millennium Russia Fund, a series of The World Funds, Inc. held of record by the undersigned on the record date for the Special Meeting, upon the following matters and upon any other matter which may come before the Special Meeting, in their discretion. The attached proxy statement contains additional information about the Proposal and the Company. Please read it before you vote.

This proxy is being solicited by the Board of Directors, which recommends a vote FOR approval of the New Advisory Agreement in the Proposal as more fully described in the proxy statement

PROPOSAL:

1.           Approval of a new investment  advisory agreement between the Fund and Third Millennium Investment Advisors, LLC.

       /     /           FOR                                /     /           AGAINST                                            /     /           ABSTAIN

Signature                                           Date                                             Signature (if held jointly)                                            Date

In executing this proxy, you acknowledge receipt of a copy of the Notice of Special Meeting and Proxy Statement.

Please Sign, Date and Return this Proxy Card Promptly Using the Enclosed Envelope. Thank you.